UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

(December 29, 2022)

STARCO BRANDS, INC.

(Exact name of Company as specified in its charter)

Nevada	000-54892	27-1781753
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 26th Street, Suite 200

Santa Monica, CA 90402

(Address of principal executive offices)

(323) 266-7111

(Registrant’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	STCB	OTC Markets Group OTCQB tier

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Starco Brands, Inc. (the “Company”) filed with the U.S. Securities and Exchange Commission on January 4, 2023 (the “Original Form 8-K”). The Original Form 8-K reported the Company’s acquisition of Skylar Body, Inc. (“Skylar”). This Amendment No. 1 on Form 8-K/A is being filed by the Company solely to provide the disclosures required by Item 9.01 of Form 8-K that were omitted from the Original Form 8-K, including the required financial statements of Skylar and the required pro forma financial information. Except as otherwise provided herein, the disclosures made in the Original Form 8-K remain unchanged.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired:

In accordance with Item 9.01(a), the audited financial statements of Skylar of and for the years ended December 31, 2021 and 2020 are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

In accordance with Item 9.01(a), the unaudited financial statements of Skylar for the nine months ended September 30, 2022 and 2021 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information:

In accordance with Item 9.01(b), the unaudited consolidated pro forma statement of operations and balance sheet for and as of the nine months ended September 30, 2022, and the unaudited consolidated pro forma statement of operations for the year ended December 31, 2021, giving effect to the Skylar Acquisition, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:/A

Exhibit Number	Description

99.1	Audited financial statements of Skylar as of and for the year ended December 31, 2021 and 2020.

99.2	Unaudited financial statements of Skylar as of and for the nine months ended September 30, 2022 and 2021.

99.3

Unaudited consolidated pro forma statement of operations for the year ended December 31, 2021, and unaudited consolidated pro forma balance sheet and statement of operations as of and for the nine months ended September 30, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARCO BRANDS, INC.

Dated: July 21, 2023	/s/ Kevin Zaccardi
Kevin Zaccardi
Chief Financial Officer